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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2004


                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)

        CAYMAN ISLANDS                           0-13857                             98-0366361
(State or other jurisdiction of          (Commission file number)      (I.R.S. employer identification number)
 incorporation or organization)


  13135 SOUTH DAIRY ASHFORD, SUITE 800
           SUGAR LAND, TEXAS                                                      77478
(Address of principal executive offices)                                        (Zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                                                        FORM 8-K


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         As previously reported, Noble Drilling Corporation, an indirect wholly-owned subsidiary of Noble Corporation, has an unsecured revolving bank credit facility which was scheduled to mature on May 30, 2006 (the "Credit Agreement"). Noble Corporation and one of its wholly-owned subsidiaries, Noble Holding (U.S.) Corporation, have unconditionally guaranteed the performance of Noble Drilling Corporation under the Credit Agreement.

         On November 24, 2004, Noble Corporation, Noble Holding (U.S.) Corporation, Noble Drilling Corporation, and the various lending institutions party to the Credit Agreement amended the Credit Agreement (by means of the Second Amendment thereto) to increase the total commitment to $300,000,000 from $200,000,000 effective on the Second Amendment Effective Date, as defined in the Second Amendment, and to extend the maturity date of the Credit Agreement to November 30, 2009.

         The foregoing summary description is subject to the complete text of the Second Amendment, which is filed as Exhibit 4.1 to this Form 8-K, and is qualified in its entirety by reference thereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             The information required by this Item 9.01 is set forth in the Index to Exhibits accompanying this current report and is incorporated herein by reference.

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                                                                        FORM 8-K


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NOBLE CORPORATION



Date: November 30, 2004      By: /s/ MARK A. JACKSON
                                 -----------------------------------------------
                                 Mark A. Jackson,
                                 Senior Vice President, Chief Financial Officer, Treasurer, Controller and Assistant Secretary


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                                                                        FORM 8-K

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

Exhibit 4.1 Second Amendment, dated November 24, 2004, among Noble Corporation, Noble Holding (U.S.) Corporation, Noble Drilling Corporation, various lending institutions party to the Credit Agreement, Wells Fargo Bank, N.A. (as successor to Wells Fargo Bank Texas, National Association) and SunTrust Bank, as Documentation Agents, The Bank of Tokyo-Mitsubishi, Ltd. and Westdeutsche Landesbank Girozentrale, New York Branch, as Syndication Agents, The Bank of Tokyo-Mitsubishi, Ltd. and Nordea Bank Finland Plc, New York Branch, as Co-Lead Arrangers, Nordea Bank Finland Plc, as Bookrunner, and Nordea Bank Finland Plc, New York Branch (as the replacement Administrative Agent to Nordea Bank Norge ASA, New York Branch, as successor by merger to Christiania Bank og Kreditdasse ASA, New York Branch), as Administrative Agent.


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